PHC, INC.

                                 200 LAKE STREET
                                    SUITE 102
                          PEABODY, MASSACHUSETTS 01960




                                November 30, 2000









Dear Stockholder:

     You are cordially invited to attend the annual meeting of Stockholders of PHC, Inc., which will be held on January 11, 2001, at 2:00PM, at the corporate offices of PHC, Inc., 200 Lake Street, Suite 102, Peabody Massachusetts 01960.

     The following Notice of Annual Meeting of Stockholders and Proxy Statement describes the items to be considered by the stockholders and contains certain information about PHC, Inc.'s officers and directors.

      Please sign and return the enclosed proxy card as soon as possible in the envelope provided so that your shares can be voted at the meeting in accordance with your instructions. Even if you plan to attend the meeting, we urge you to sign and promptly return the enclosed proxy. You can revoke it at any time prior to the meeting, or vote your shares personally if you attend the meeting. We look forward to seeing you.

                                   Sincerely,


                                 Bruce A. Shear
                                    PRESIDENT

                                    PHC, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 11, 2001


      The Annual Meeting of Stockholders of PHC, Inc. (the "Company") will be held at our Corporate offices at 200 Lake Street, Suite 102, Peabody, Massachusetts, on January 11, 2001, at 2:00PM, for the following purposes:

1. To elect five directors (two to be elected by the holders of the Company's Class A Common Stock and three to be elected by the holders of the Company's Class B Common Stock) to hold office until the annual meeting next following their election and until their successors are duly elected and qualified;

2. To ratify the selection by the Board of Directors of BDO Seidman, LLP as the Company's independent auditors; and

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on November 15, 2000 as the record date for determination of stockholders entitled to notice of, and to vote at the annual meeting and at any adjournment thereof.

      All stockholders are cordially invited to attend the meeting.


                                    By order of the Board of Directors



                                    Paula C. Wurts, Assistant Clerk

Peabody, Massachusetts
November 30, 2000


WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                    PHC, INC.

                                 200 LAKE STREET
                                    SUITE 102
                          PEABODY, MASSACHUSETTS 01960
                                 (978) 536-2777

                             PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PHC, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held at the Corporate offices of the Company at 200 Lake Street, Suite 102, Peabody, Massachusetts on January 11, 2001 at 2:00PM (Boston time), and at any adjournment of that meeting (the "Annual Meeting"). Each proxy will be voted in accordance with the instructions specified, and if no instruction is specified, the proxy will be voted in favor of the proposals set forth in the Notice of Annual Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by filing a later dated proxy or written notice of revocation with Paula C. Wurts, Assistant Clerk of the Company, or by voting in person at the Annual Meeting.

      The Company's Annual Report on Form 10-KSB for the year ended June 30, 2000 is being mailed to stockholders together with this Proxy Statement. The Company will furnish any exhibit to the Company's Annual Report on Form 10-KSB upon the payment of a processing fee of ten cents per page plus mailing costs. The date of mailing of this Proxy Statement is expected to be on or about December 11, 2000.

      The Board of Directors has fixed November 15, 2000 as the record date for the determination of stockholders entitled to vote at the Annual Meeting (the "Record Date"). On that date there were outstanding and entitled to vote 7,494,602 shares of Class A Common Stock and 726,991 shares of Class B Common
Stock of the Company (the shares of Class A Common Stock and Class B Common Stock are referred to collectively herein as the "Shares"). Each share of Class A Common Stock is entitled to one vote and each share of Class B Common Stock is entitled to five votes. The holders of the Company's Class A Common Stock are entitled to elect two members of the Company's Board of Directors (the "Class A Directors") and holders of the Company's Class B Common Stock are entitled to elect all the remaining members of the Company's Board of Directors (the "Class B Directors"). Holders of Class A Common Stock will receive proxy cards which will be different from those received by the holders of Class B Common Stock. The proxy cards received by the holders of Class A Common Stock will contain a proposal relating to the election of the two members of the Board of Directors to be elected by the holders of the Class A Common Stock, in addition to any other proposals to be voted upon during the General Session. Holders of Class B Common Stock will receive proxy cards which will contain a proposal relating to the election of the three members of the Board of Directors to be elected by the holders of the Class B Common Stock, in addition to any other proposals to be voted upon during the General Session.

      The Annual Meeting will comprise three related but separate sessions: (i) a special session of the holders of Class A Common Stock, during which session only holders of Class A Common Stock are entitled to vote, for the separate election by such holders of two directors, and no other business may properly come before the meeting; (ii) a special session of the holders of Class B Common Stock, during which session only holders of Class B Common Stock are entitled to vote, for the separate election by such holders of three directors, and no other business may properly come before the meeting; and (iii) a general session of the holders of the Class A Common Stock and the Class B Common Stock for ratification of the selection of independent auditors and for the conduct of such other business as may properly come before the Annual Meeting. The presence in person or by proxy of holders of shares of Class A Common Stock and Class B Common Stock outstanding as of the Record Date which, combined, have the right to cast a majority of the votes which may be cast with respect to matters arising during the General Session will constitute a quorum for the conduct of business at the General Session. The presence in person or by proxy of holders of shares of Class A Common Stock and Class B Common Stock outstanding as of the Record Date which have the right to cast a majority of the votes which may be cast with respect to matters arising during the Class A Session and the Class B Session, respectively, will constitute a quorum for purposes of the Class A Session and the Class B Session, respectively.

      The affirmative vote of the holders of a plurality of the shares of each of Class A Common Stock and Class B Common Stock represented at the meeting is required for the election of the Class A Directors and the Class B Directors, respectively. Approval of each of the other matters that is before the meeting will require the affirmative vote of the holders of a majority of the Shares represented at the meeting and voting thereon. No votes may be taken at the meeting, other than a vote to adjourn, unless the appropriate quorum (as set forth in the preceding paragraph) has been constituted. Shares voted to abstain or to withhold as to a particular matter, or as to which a nominee (such as a broker holding shares in street name for a beneficial owner) has no voting authority in respect of a particular matter, shall be deemed represented for quorum purposes. Such shares, however, shall not be deemed to be voting on such matters, and therefore will not be the equivalent of negative votes as to such matters. Votes will be tabulated by the Company's transfer agent subject to the supervision of persons designated by the Board of Directors as inspectors.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the ownership of shares of the Company's Class A Common Stock, and Class B Common Stock (the only classes of voting capital stock of the Company currently outstanding) as of November 15, 2000, by (i) each person known by the Company to beneficially own more than 5% of any class of the Company's voting securities, (ii) each director of the Company, (iii) the Company's Chief Executive Officer, (iv) each of the Company's four most highly compensated executive officers other than its Chief Executive Officer who were serving as officers of the Company at the end of the 1999 fiscal year and whose salary and bonus for the 2000 fiscal year exceeded $100,000 and (v) all directors and officers of the Company as a group (the individuals specified in subsections (iii) and (iv) hereof collectively are referred to herein as the "Named Executive Officers"). Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law. In preparing the following table, the Company has relied on the information furnished by the persons listed below:

                        NAME AND ADDRESS      AMOUNT AND        PERCENT
TITLE OF CLASS          OF BENEFICIAL OWNER   NATURE            OF
                                              OF BENEFICIAL      CLASS
                                              OWNER             (11)
Class A Common Stock .  Gerald M. Perlow      47,750(1)             *
                        c/o PHC, Inc.
                        200 Lake Street
                        Peabody, MA   01960
                        Donald E. Robar       44,250(2)             *
                        c/o PHC, Inc.
                        200 Lake Street
                        Peabody, MA   01960
                        Bruce A. Shear        115,750(3)            1.5%
                        c/o PHC, Inc.
                        200 Lake Street
                        Peabody, MA   01960
                        Robert H. Boswell     125,138(4)            1.6%
                        c/o PHC, Inc.
                        200 Lake Street
                        Peabody, MA   01960
                        Howard W. Phillips     32,250(5)            *
                        P. O. Box 2047
                        East Hampton, NY
                        11937
                        William F. Grieco      42,250(6)            *
                        115 Marlborough
                        Street
                        Boston, MA   02116
                        Paula C. Wurts         72,815(7)            *
                        c/o PHC, Inc.
                        200 Lake Street
                        Peabody, MA   01960
                        All   Directors   and 480,203(8)           6.1%
                        Officers  as a  Group
                        (7 persons)

                        NAME AND ADDRESS      AMOUNT AND        PERCENT
TITLE OF CLASS          OF BENEFICIAL OWNER   NATURE            OF
                                              OF BENEFICIAL      CLASS
                                              OWNER             (11)
Class B Common Stock    Bruce A. Shear          671,259(10)      92.3%
(9)...                  c/o PHC, Inc.
                        200 Lake Street
                        Peabody, MA   01960
                        All Directors and         671,259        92.3%
                        Officers as a Group
                        (7 persons)

*    Less than 1%.
1. Includes 26,000 shares issuable pursuant to currently exercisable stock options or stock options which will become exercisable within sixty days, having an exercise price range of $.81 to $6.63 per share.
2. Includes 29,500 shares issuable pursuant to currently exercisable stock options or stock options which will become exercisable within sixty days, having an exercise price range of $.81 to $6.63 per share.
3. Includes 100,000 shares of Class A Common Stock issuable pursuant to currently exercisable stock options, having an exercise price range of $1.00 to $2.63 per share.
4. Includes an aggregate of 104,333 shares of Class A Common Stock issuable pursuant to currently exercisable stock options at an exercise price range of $.60 to $1.50 per share.
5. Includes 20,500 shares issuable pursuant to currently exercisable stock options having an exercise price range of $.81 to $3.50 per share.
6. Includes 20,500 shares of Class A Common Stock issuable pursuant to currently exercisable stock options, having an exercise price range of $.81 to $3.50 per share
7. Includes 55,167 shares of Class A Common Stock issuable pursuant to currently exercisable stock options, having an exercise price range of $.60 to $1.50 per share
8. Includes an aggregate of 356,000 shares issuable pursuant to currently exercisable stock options. Of those options, 5,500 have an exercise price of $6.63 per share, 10,000 have an exercise price of $5.00 per share, 26,000 have an exercise price of $3.50 per share, 50,000 have an exercise price of $2.63 per share, 4,500 have an exercise price of $2.06 per share, 10,000 have an exercise price of $1.50 per share, 160,000 have an exercise price of $1.25 per share, 12,500 have an exercise price of $1.20 per share, 25,000 have an exercise price of $1.17 per share, 4,000 have an exercise price of $1.03 per share, 45,000 have an exercise price of $1.00 per share, 2,000 have an exercise price of $.81 per share and 1,500 have an exercise price of $.60 per share.
9. Each share of class B common stock is convertible into one share of class A common stock automatically upon any sale or transfer or at any time at the option of the holder.
10. Includes 56,369 shares of class B common stock pledged to Steven J. Shear of 2 Addison Avenue, Lynn, Massachusetts 01902, Bruce A. Shear's brother, to secure the purchase price obligation of Bruce A. Shear in connection with his purchase of his brother's stock in the company in December 1988. In the absence of any default under this obligation, Bruce A. Shear retains full voting power with respect to these shares.
11. Represents percentage of equity of class, based on numbers of shares listed under the column headed "Amount and Nature of Beneficial Ownership". Each share of Class A Common Stock is entitled to one vote per share and each share of Class B Common Stock is entitled to five votes per share on all matters on which stockholders may vote (except that the holders of the Class A Common Stock are entitled to elect two members of the company's Board of Directors and holders of the Class B Common Stock are entitled to elect all the remaining members of the company's Board of Directors).

   By virtue of the fact that class B shareholders have the right to elect three of the five members of the Board of Directors and Mr. Shear owns 92% of the Class B shares, Mr. Shear has the right to elect the nominees and therefore control the Board of Directors.

   Based on the number of shares listed under the column headed "Amount and Nature of Beneficial Ownership," the following persons or groups held the following percentages of voting rights for all shares of common stock combined as of November 15, 2000:

                  Bruce A. Shear .....................30.92%
                  All Directors and Officers as a Group
                     (7persons).......................34.47%


                     DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

      The directors and officers of the company as of June 30, 2000 are as follows:

            NAME                  AGE                   POSITION
            ----                  ---                   --------
Bruce A. Shear                     45  Director, President and Chief Executive
                                        Officer
Robert H. Boswell                  51  Senior Vice President
Paula C. Wurts                     51  Controller, Treasurer and Assistant Clerk
Gerald M. Perlow, M.D. (1)(2)      62  Director and Clerk
Donald E. Robar (1)(2)             63  Director
Howard W. Phillips                 70  Director
William F. Grieco (1)              46  Director

(1)           Member of Audit Committee.
(2)           Member of Compensation Committee.

     All of the directors hold office until the annual meeting of stockholders next following their election, or until their successors are elected and qualified. The Compensation Committee reviews and sets executive compensation. Officers are elected annually by the Board of Directors and serve at the discretion of the Board. There are no family relationships among any of the directors or officers of the company.

     Information with respect to the business experience and affiliations of the directors and officers of the company is set forth below.

     BRUCE A. SHEAR has been President, Chief Executive Officer and a Director of the company since 1980 and Treasurer of the company from September 1993 until February 1996. From 1976 to 1980 he served as Vice President, Financial Affairs, of the company. Mr. Shear has served on the Board of Governors of the Federation of American Health Systems for over ten years. Mr. Shear received an M.B.A. from Suffolk University in 1980 and a B.S. in Accounting and Finance from Marquette University in 1976.

     ROBERT H. BOSWELL has served as the Senior Vice President of the company since February 1999 and as executive vice president of the company from 1992 to 1999. From 1989 until the spring of 1994 Mr. Boswell served as the Administrator of the company's Highland Ridge Hospital facility where he is based. Mr. Boswell is principally involved with the company's substance abuse facilities. From 1981 until 1989, he served as the Associate Administrator at the Prevention Education Outpatient Treatment Program--the Cottage Program, International. Mr. Boswell graduated from Fresno State University in 1975 and from 1976 until 1978 attended Rice University's doctoral program in philosophy. Mr. Boswell is a Board Member of the National Foundation for Responsible Gaming and the Chair for the National Center for Responsible Gaming.

     PAULA C. WURTS has served as the Controller of the company since 1989, as Assistant Clerk since January 1996, as Assistant Treasurer from 1993 until April 2000 when she became Treasurer. Ms. Wurts served as the company's Accounting Manager from 1985 until 1989. Ms. Wurts received an Associate's degree in Accounting from the University of South Carolina in 1980, a B.S. in Accounting from Northeastern University in 1989 and passed the examination for Certified Public Accountants. She received a Master's Degree in Accounting from Western New England College in 1996.

     GERALD M. PERLOW, M.D. has served as a Director of the company since May 1993 and as Clerk since February 1996. Dr. Perlow is a retired cardiologist who practiced medicine in Lynn, Massachusetts, and has been Associate Clinical Professor of Cardiology at the Tufts University School of Medicine since 1972. Dr. Perlow is a Diplomat of the National Board of Medical Examiners and the American Board of Internal Medicine (with a subspecialty in cardiovascular disease) and a Fellow of the American Heart Association, the American College of Cardiology and the American College of Physicians. From 1987 to 1990, Dr. Perlow served as the Director, Division of Cardiology, at AtlantiCare Medical Center in Lynn, Massachusetts. From October 30, 1996 to March 1, 1997, Dr. Perlow served as President and Director of Rubenfaer Physician Services, P.C. formerly Perlow Physicians, P.C. which has a management contract with BSC. Dr. Perlow currently holds no ownership interest in Rubenfaer Physician Services, P.C. Dr. Perlow received compensation of $8,333 for the period. Dr. Perlow served as a consultant to Wellplace.com, formerly Behavioralhealthonline.com, in fiscal year 2000 and has been a contributing journalist to Wellplace.com since 1999. Dr. Perlow received a B.A. from Harvard College in 1959 and an M.D. from Tufts University School of Medicine in 1963.

     DONALD E. ROBAR has served as a Director of the company since 1985 and as the Treasurer from February, 1996 until April 2000. He served as the Clerk of the company from 1992 to 1996. Dr. Robar has been a professor of Psychology since 1961, most recently at Colby-Sawyer College in New London, New Hampshire. Dr. Robar received an Ed.D. from the University of Massachusetts in 1978, an M.A. from Boston College in 1968 and a B.A. from the University of Massachusetts in 1960.

     HOWARD W. PHILLIPS has served as a Director of the company since August 27, 1996 and has been employed by the company as a public relations specialist since August 1, 1995. From 1982 until October 31, 1995, Mr. Phillips was the Director of Corporate Finance for D.H. Blair Investment Corp. From 1969 until 1981, Mr. Phillips was associated with Oppenheimer & Co. where he was a partner and Director of Corporate Finance. From 1995 until 1999 Mr. Phillips served as a member of the Board of Directors of Food Court Entertainment Network, Inc., an operator of shopping mall television networks, and Telechips Corp., a manufacturer of visual phones.

     WILLIAM F. GRIECO has served as a Director of the company since February 18, 1997. Since August 1999 Mr. Grieco has been a self-employed law consultant. From November 1995 to July 1999 he served as Senior Vice President and General Counsel for Fresenius Medical Care North America. From 1989 until November of 1995, Mr. Grieco was a partner at Choate, Hall & Stewart. Mr. Grieco received a BS from Boston College in 1975, an MS in Health Policy and Management from Harvard University in 1978 and a JD from Boston College Law School in 1981.

                  MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board held five meetings during the fiscal year 2000. During fiscal year 2000, each director attended 100% of the total number of meetings of the Board (held during the period for which he was a director) and the total number of meetings held by all Board committees on which such director served (during the periods that he served as a member). The Board has a standing audit committee (the "Audit Committee") and a standing compensation committee, but does not have a standing nominating committee.

     The Audit  Committee is composed of Dr.  Perlow,  Mr. Robar and Mr. Grieco.

Mr. Robar and Mr. Grieco are both independent with respect to the Company, while Dr. Perlow is not independent under Rule 4200 (a)(14) of the NASD's listing as he also serves as the Clerk of the Company and provides consultant services to a wholly owned subsidiary of the Company. During the April 2000 Board of Directors meeting the Board adopted the charter for the audit committee outlining the principal functions of the Audit Committee (see appendix A.) The Audit Committee assists the Board of Directors in fulfilling its responsibilities to stockholders concerning the Company's financial reporting and internal controls, and facilitates open communication among the Audit Committee, Board of Directors, outside auditors and management. The Audit Committee discusses with management and the outside auditors the financial information developed by the Company, the Company's system of internal controls and the Company's audit process. The Audit Committee recommends to the Board each fiscal year the independent auditors who will audit the books of the Company for that year. The independent auditors meet with the Audit Committee both with and without the presence of the Company's management to review and discuss various matters pertaining to the audit, including the Company's financial statements, the report of the independent auditors on the results, scope and terms of their work and their recommendations concerning the financial practices, controls, procedures and policies employed by the Company.

     The compensation committee is composed of Dr. Perlow and Mr. Robar. The compensation committee held no meetings during fiscal year 2000. The principal functions of the compensation committee are to review and make recommendations to the Board on all compensation and hiring issues that relate to officers and senior staff members.

Audit Committee Report

     The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended June 30, 2000 with the Company's management. The Audit Committee has discussed with BDO Seidman, LLP, the
Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No.61. The Audit Committee has received the written disclosures and the letter from BDO Seidman required by Independence Standards Board Standard No.1 and has discussed with BDO Seidman its independence. The discussions that the Audit Committee had with BDO Seidman, LLP regarding the matters described above occurred after the filing with the SEC of the Company's Annual Report on form 10-KSB for fiscal 2000.


                                          AUDIT COMMITTEE
                                          Gerald M. Perlow, M.D.
                                          Donald E. Robar
                                          William F. Grieco



                  COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

EMPLOYMENT AGREEMENTS

     The Company has not entered into any employment agreements with its executive officers. The Company owns and is the beneficiary on a $1,000,000 key man life insurance policy on the life of Bruce A. Shear.

EXECUTIVE COMPENSATION

   Three executive officers of the company received compensation in the 2000 fiscal year, which exceeded $100,000. The following table sets forth the compensation paid or accrued by the company for services rendered to these executives in fiscal year 2000, 1999 and 1998:

                         SUMMARY COMPENSATION TABLE


                                                                LONG TERM
                                                                COMPENSATION
                              ANNUAL COMPENSATION               AWARDS

 (A)                   (B)      (C)        (D)     (E)           (G)          (I)
NAME AND                                           OTHER         SECURITIES   ALL OTHER
PRINCIPAL             YEAR      SALARY     BONUS   ANNUAL        UNDERLYING   COMPENSATION
POSITION                         ($)        ($)    COMPENSATION  OPTIONS/SARS ($)
                                                   ($)           (#)
_________________________________________________________________________________________
Bruce A. Shear        2000    $300,195(1)   --     $10,159(2)      50,000      $22,517
  President and       1999    $300,195(1)   --     $ 7,940(3)      50,000      $21,622
Chief Executive       1998    $309,167(1)   --     $ 9,813(4)      50,000      $51,256
Officer

Robert H. Boswell     2000    $116,000  $32,200    $12,846(5)      26,666      $14,261
  Senior Vice         1999    $111,083  $   800    $ 7,955(6)      65,000      $29,753
President             1998    $102,750       --    $ 7,836(7)      15,000      $14,149

Paula C. Wurts        2000    $90,800   $13,500    $ 9,642(8)      33,334      $17,263
 Controller, Treasur  1999    $85,883        --    $ 8,950(9)      20,000      $ 9,055
 And Assistant Clerk  1998    $77,700        --    $ 8,547(10)     10,000      $ 9,720


(1)Effective July 1, 1995 the Board of Director authorized a base salary of $310,000, which was drawn as listed above.

(2)This amount represents $3,383 contributed by the company to the company's Executive Employee Benefit Plan on behalf of Mr. Shear, $4,837 in premiums paid by the company with respect to life insurance for the benefit of Mr. Shear and $1,938 personal use of a company car held by Mr. Shear.

(3)This amount represents $2,791 contributed by the company to the company's Executive Employee Benefit Plan on behalf of Mr. Shear, $2,792 in premiums paid by the company with respect to life insurance for the benefit of Mr. Shear and $2,357 personal use of a company car held by Mr. Shear.


(4)This amount represents $2,791 contributed by the company to the company's Executive Employee Benefit Plan on behalf of Mr. Shear $4,768 in premiums paid by the company with respect to life insurance for the benefit of Mr. Shear, and $2,254 personal use of a company car held by Mr. Shear.

(5)This amount represents a $6,000 automobile allowance, $952 contributed by the company to the company's Executive Employee Benefit Plan on behalf of Mr. Boswell, $3,000 in relocation expenses paid to Mr. Boswell and $2,894 in benefit derived from the purchase of shares through the employee stock purchase plan.

(6)This amount represents a $6,000 automobile allowance, $357 contributed by the company to the company's Executive Employee Benefit Plan on behalf of Mr. Boswell, $704 in other benefits paid by the company on behalf of Mr. Boswell and $894 in benefit derived from the purchase of shares through the employee stock purchase plan.

(7)This amount represents a $6,000 automobile allowance, $408 contributed by the company to the company's Executive Employee Benefit Plan on behalf of Mr. Boswell, $408 in other benefits paid by the company on behalf of Mr. Boswell $115 in Class A Common Stock issued to employees and $905 in benefit derived from the purchase of shares through the employee stock purchase plan.
(8)This amount represents a $4,800 automobile allowance, $3,878 contributed by the company to the company's Executive Employee Benefit Plan on behalf of Ms. Wurts and $964 in benefit derived from the purchase of shares through the employee stock purchase plan.

(9)This amount represents a $4,800 automobile allowance, $3,940 contributed by the company to the company's Executive Employee Benefit Plan on behalf of Ms. Wurts and $210 in benefit derived from the purchase of shares through the employee stock purchase plan.

(10) This amount represents a $4,650 automobile allowance, $3,250 contributed by the company to the company's Executive Employee Benefit Plan on behalf of Ms. Wurts, $115 in Class A Common Stock issued to employees and $532 in benefit derived from the purchase of shares through the employee stock purchase plan.

STOCK OPTIONS GRANTS

   The following table provides information about options granted to the named executive officers during fiscal 2000 under the company's Stock Plan, Employee Stock Purchase Plan and Non-Employee Director Stock Plan.

                    INDIVIDUAL GRANTS
                    -----------------
(A)                 (B)              (C)          (D)           (E)
                    NUMBER OF        % OF
                    SECURITIES       TOTAL
                    UNDERLYING       OPTIONS/SA   EXERCISE
                    OPTIONS/SARS     GRANTED      OR BASE       EXPIRATION
NAME                GRANTED (#)      TO           PRICE         DATE
                                     EMPLOYEES    ($/SHARE)
                                     IN FISCAL
                                     YEAR
_______________________________________________________________________________

Bruce A. Shear       50,000           18.5%      $1.00        2/10/2010
Robert H. Boswell    16,666            6.1%      $1.00        2/10/2010
                     10,000            3.7%      $1.50        4/25/2005
Paula C. Wurts       23,334            8.6%      $1.00        2/10/2010
                     10,000            3.7%      $1.50        4/25/2005
All Directors and
 Officers as a
 group (7 Persons)  158,000           58.3%  $.81-$1.50   12/23/2004-2/10/2010

   The following table provides information about options exercised by the named executive officers during fiscal 1999 and the number and value of options held at the end of fiscal 1999.

 (A)                     (B)       (C)       (D)               (E)
                                              NUMBER OF        VALUE OF
                                              SECURITIES       UNEXERCISED
                         SHARES               UNDERLYING       IN-THE-MONEY
                         ACQUIRED   VALUE     UNEXERCISED      OPTIONS/SARS AT
NAME                     ON         REALIZED  OPTIONS/SARS AT  FY-END ($)
                         EXERCISE   ($)       FY-END (#)       EXERCISABLE/
                         (#)                  EXERCISABLE/     UNEXERCISABLE
                                              UNEXERCISABLE
_______________________________________________________________________________
Bruce A. Shear                --       --     87,500/62,500    $5,250/$5,250
Robert H. Boswell             --       --     88,583/51,483    $1,583/$1,583
Paula C. Wurts                --       --     49,417/31,667    $2,216/$2,216
All Directors and
  Officers as a
  group (7 persons)           --       --    312,000/206,650   $10,450/$11,970

COMPENSATION OF DIRECTORS

     Directors who are employees of the Company receive no compensation for services as members of the Board. Directors who are not employees of the Company receive $2,500 stipend per year and $1,000 for each Board meeting they attend. In addition, directors of the Company are entitled to receive certain stock option grants under the Company's Non-Employee Director Stock Option Plan (the "Director Plan").

                              ELECTION OF DIRECTORS

     The members of the Board of Directors elected at the Annual Meeting will be classified into two classes of directors. Two directors will be elected by the holders of the Company's Class A Common Stock and the balance of the directors will be elected by the holders of the Company's Class B Common Stock . The terms of the present directors expire at the Annual Meeting or when the successors are chosen and qualified, if later. The Board of Directors has fixed at five the number of directors to be elected at the Annual Meeting.

     The nominees for Class A Directors for election at the Annual Meeting are Donald E. Robar and Gerald M. Perlow. The nominees for Class B Directors for election at the Annual Meeting are Bruce A. Shear, Howard W. Phillips and William F. Grieco. The proxy for holders of Class A Common Stock will be voted to elect as Class A Directors the two nominees (Donald E. Robar and Gerald M. Perlow), unless authority to vote for the election of directors is withheld by marking the proxy to that effect or the proxy is marked with the names of directors as to whom authority to vote is withheld. The proxy for holders of Class B Common Stock will be voted to elect as Class B Directors the three nominees (Bruce A. Shear, Howard W. Phillips and William F. Grieco), unless authority to vote for the election of directors is withheld by marking the proxy to that effect. Donald E. Robar, Gerald M. Perlow, Bruce A. Shear, Howard W. Phillips and William F. Grieco are presently directors of the Company and have consented to serve if reelected.

     Each director will be elected to hold office until the next annual meeting of stockholders following the 2000 Annual Meeting (2001) and until his successor is elected and qualified. If a nominee becomes unavailable, the proxy may be voted, unless authority has been withheld as to the nominee, for the election of a substitute.

           THE BOARD RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR.

                              APPROVAL OF AUDITORS

     The Board has selected the firm of BDO Seidman, LLP, independent certified public accountants, as auditors of the Company for the fiscal year ending June 30, 2001 and is submitting the selection to stockholders for approval. The Board recommends a vote "FOR" this proposal. Unless the proxy indicates otherwise, the shares represented by the enclosed proxy will be voted to approve such selection.

     Although there is no legal requirement that this matter be submitted to a vote of stockholders, the Board believes that the selection of independent auditors is of sufficient importance to seek stockholder ratification. In the event BDO Seidman, LLP is not ratified by the affirmative vote of the holders of shares representing a majority of the votes cast at the Annual Meeting, the Board may reconsider its selection. A representative of BDO Seidman, LLP is expected to attend the Annual Meeting. Such representative will have an opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

       THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE ABOVE SELECTION

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Based on a review of Forms 3 and 4 furnished to the company, all directors, officers and beneficial owners of more than ten percent of any class of equity securities of the Company registered pursuant to Section 12 of the Securities Exchange Act filed on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.


              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     For approximately the last twelve years, Bruce A. Shear, a director and the President and Chief Executive Officer of the company, and persons affiliated and associated with him have made a series of unsecured loans to the company and its subsidiaries to enable them to meet ongoing financial commitments. The borrowings generally were entered into when the company did not have financing available from outside sources and, in the opinion of the company, were entered into at market rates given the financial condition of the company and the risks of repayment at the time the loans were made. As of June 30, 2000, the company owed an aggregate of $200,000 to related parties.

     During the period ended June 30, 2000, the company paid Mr. Shear and affiliates approximately $28,500 in principal and accrued interest under various notes. As of June 30, 2000, the company owed Bruce A. Shear $100,000 on a promissory note, which is dated August 13, 1998, bears interest at the rate of 12% per year and is payable on demand and Tot Care, Inc., an affiliate of Bruce
A. Shear, $100,000 on promissory notes dated May 28, 1998 and June 9, 1998 which bear interest at the rate of 12% per year and are payable on demand.


                     STOCKHOLDER PROPOSALS FOR 2001 MEETING

     Proposals of stockholders intended to be presented and director nominations intended to be made at the 2001 Annual Meeting of Stockholders must be received by the Company at its principal office, 200 Lake Street, Suite 102, Peabody, Massachusetts 01960, Attention: Paula C. Wurts, Assistant Clerk, not later than July 21, 2001 for inclusion in the proxy statement for that meeting. Any proposal of a stockholder to be presented at the Company's annual meeting of stockholders in 2001, which has not been included in the Company's proxy material, must be received not later than October 4, 2001 to be considered timely.

                                  OTHER MATTERS

     The Board does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their judgment on such matters.

     All costs of solicitation of proxies by management will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone or personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting materials to the beneficial owners of the Company's stock held in the names of such brokers, custodians and fiduciaries, and the Company will reimburse them for their out-of-pocket expenses in this connection.

                                          By order of the Board of Directors

                                          Paula C. Wurts, ASSISTANT CLERK

November 30, 2000

     The Board hopes that stockholders will attend the meeting, WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated. Stockholders who attend the meeting may vote their stock personally even though they have sent in their proxies.

                                                                      APPENDIX A

                           PHC, INC. AND SUBSIDIARIES
                             AUDIT COMMITTEE CHARTER

One committee of the board of directors will be known as the audit committee. The majority of the members of the audit committee will be independent directors. An independent director is free of any relationship that could influence his or her judgment as a committee member. An independent director may not be associated with a major vendor to, or customer of, the company. When there is some doubt about independence, as when a member of the committee has a short-term consulting contract with a major customer, the director should recuse himself from any decisions that might be influenced by that relationship.

The primary function of the audit committee is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal control management and the board of directors have established and all audit processes.

GENERAL RESPONSIBILITIES

1. The audit committee provides open avenues of communication among the internal accounting staff, the independent accountant and the board of directors.

2. The audit committee must report committee actions to the full board of directors and may make appropriate recommendations.

3. The audit committee has the power to conduct or authorize investigations into matters within the committee's scope of responsibilities. The committee is authorized to retain independent counsel, accountants or others it needs to assist in an investigation.

4. The committee will meet at least two times each year, more frequently if circumstances make that preferable. The audit committee chairman has the power to call a committee meeting whenever he or she thinks there is a need. An audit committee member should not vote on any matter in which he or she is not independent. The committee may ask members of management or others to attend the meeting and is authorized to receive all pertinent information from management.

5. The committee will do whatever else the law, the company's charter or bylaws or the board of directors require.


RESPONSIBILITIES FOR ENGAGING INDEPENDENT ACCOUNTANTS

1 The audit committee will select the independent accountants for company audits. The committee's selection is subject to approval by the full board of directors. The audit committee also will review and set any fees paid to the independent accountants and review and approve dismissal of the independent accountants.

2. The audit committee will confirm and assure the independence of the independent accountant, including a review of management consulting services provided by the independent accountant and the fees paid for them.

3. The audit committee will consider, in consultation with the independent accountant and a designated accounting staff member, the audit scope and procedural plans made by the accounting staff and the independent accountant.

4. The audit committee will listen to management and the primary independent auditor if either thinks there might be a need to engage additional auditors. The audit committee will decide whether to engage an additional firm and, if so, which one.

5. The audit committee will make sure that the designated accounting staff member and the independent accountant coordinate the internal and external audits. The purpose of coordinating these efforts is to assure completeness of coverage, reduce redundancy and use audit resources effectively.

RESPONSIBILITIES FOR REVIEWING INTERNAL INFORMATION, THE ANNUAL EXTERNAL AUDIT AND THE REVIEW OF QUARTERLY AND ANNUAL FINANCIAL STATEMENTS

1. The audit committee will ascertain that the independent accountant views the board of directors as its client, that it will be available to the full board of directors at least annually and that it will provide the committee with a timely analysis of significant financial reporting issues.

2. The audit committee will ask management, a designated accounting staff member and the independent accountant about significant risks and exposures and will assess management's steps to minimize them.

3. The audit committee will review the following with the independent accountant and a designated accounting staff member.

     (a) The adequacy of the company's internal controls, including computerized information system controls and security.

     (b) Any significant findings and recommendations made by the independent accountant or accounting staff, together with management's responses to them.

4. Shortly after the annual examination is completed, the audit committee will review the following with management and the independent accountant:

     (a)  The company's annual financial statements and related footnotes.

     (b) The independent accountant's audit of and report on the financial statements.

     (c) The auditor's qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosures and how aggressive (or conservative) the accounting principles and underlying estimates are.

     (d) Any serious difficulties or disputes with management encountered during the course of the audit.

     (e) Anything else about the audit procedures or findings that GAAS requires the auditors to discuss with the committee.

5. The audit committee will consider and review with management and a designated accounting staff member:

     (a) Any significant findings during the year and management's responses to them.

     (b)  Any  difficulties  an  accounting  staff  member   encountered   while
          conducting audits, including any restrictions on the scope of their work or access to required information.

     (c) Any changes to the planned scope of management's internal audit plan that the committee thinks advisable.

6. The audit committee will review annual filings with the SEC or other published documents containing the company's financial statements and will consider whether the information in the filings is consistent with the information in the financial statements.

7. The audit committee will review the interim financial reports with management the independent accountant and an accounting staff member before those interim reports are released to the public or filed with the SEC or other regulators.

8. The audit committee will prepare a letter for inclusion in the annual report that describes the committee's composition and responsibilities and how the responsibilities were fulfilled.

PERIODIC RESPONSIBILITIES

1.   Review and update the committee's charter annually.

2. Review policies and procedures covering officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of those areas by the accounting staff or the independent accountant.

3. Review, with an accounting staff member and the independent accountant, the results of their examination of compliance with the company's code of conduct.

4. Review legal and regulatory matters that may have a material effect on the organization's financial statements, compliance policies and programs and reports from regulators.

5.   Meet  with  an  accounting  staff  member,  the  independent   account  and
     management in separate executive sessions to discuss the matters the committee or these groups believe should be discussed privately with the audit committee.

                     REVOCABLE PROXY - CLASS A COMMON STOCK
                                    PHC, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       2000 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of PHC, Inc., a Massachusetts corporation, (the "Company") hereby acknowledges receipt of the Notice of 2000 Annual Meeting of Stockholders and Annual Report on Form 10-KSB for fiscal year ended June 30, 2000 and hereby appoints Bruce A. Shear and Paula C. Wurts, and both of them, as proxies, with full power to each of substitution, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all the shares of Class A Common Stock of the Company held of record by the undersigned on November 15, 2000 at the Annual Meeting of Stockholders to be held at 2:00 p.m. (Boston time), on January 11, 2001 at the Corporate offices of PHC, Inc., 200 Lake Street, Suite 102, Peabody, Massachusetts 01960, and at any adjournments or postponements thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)


                                     (BACK)

 [X}   Please mark your
       votes as in this
       example.

                            WITHHOLD
                       FOR  AUTHORITY
 Nominees:
  Donald E. Robar     [  ]   [  ]
  Gerald M. Perlow    [  ]   [  ]

1. To elect  Donald E.
   Robar and Gerald  M. Perlow as the                       FOR  AGAINST ABSTAIN
   Class A Directors of the Company,     2. To ratify the  [  ]    [  ]   [  ]
   each to hold the office until            selection by the Board of Directors
   the annual meeting next following        of BDO Seidman, LLP as the Company's
   his election:                            independent auditors for the 2001
                                            fiscal year.

For, all nominees except as noted below. 3. In  their  discretion, the Proxies are authorized to vote upon such
                                            other matters as may properly come
                                            before the meeting or any
                                            adjournment or postponement thereof.

                                            THIS PROXY, WHEN PROPERLY EXECUTED,
                                            WILL BE VOTED IN THE MANNER
                                            DIRECTED, OR IF NO DIRECTION IS
                                            MADE, FOR SUCH PROPOSALS, AND IN
                                            ACCORDANCE WITH THE DETERMINATION
                                            OF THE PROXY HOLDERS AS TO OTHER
                                            MATTERS.  THE  UNDERSIGNED
                                            STOCKHOLDER HEREBY ACKNOWLEDGES
                                            RECEIPT OF THE NOTICE OF ANNUAL
                                            MEETING AND PROXY STATEMENT.

                                            PLEASE MARK, SIGN, DATE AND RETURN
                                            THIS  PROXY CARD USING THE ENCLOSED
                                            ENVELOPE.


SIGNATURE                     DATE                                         DATE
                                             (SIGNATURE  IF HELD JOINTLY)
_______________________________________________________________________________

Note: Please sign exactly as name appears on this proxy. All joint owners should sign. When signing as attorney, executor, administrator, trustee, guardian or custodian for a minor, please give your full title as such. If a corporation, please sign full corporate name and indicate signer's office. If a partner sign in the partnership name.

                                     (FRONT)

                     REVOCABLE PROXY - CLASS B COMMON STOCK
                                    PHC, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       2000 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of PHC, Inc., a Massachusetts corporation, (the "Company") hereby acknowledges receipt of the Notice of 2000 Annual Meeting of Stockholders and Annual Report on Form 10-KSB for fiscal year ended June 30, 2000 and hereby appoints Bruce A. Shear and Paula C. Wurts, and both of them, as proxies, with full power to each of substitution, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all the shares of Class B Common Stock of the Company held of record by the undersigned on November 15, 2000 at the Annual Meeting of Stockholders to be held at 2:00 p.m. (Boston time), on January 11, 2001 at the Corporate offices of PHC, Inc., 200 Lake Street, Suite 102, Peabody, Massachusetts 01960, and at any adjournments or postponements thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

             (Continued And To Be Signed And Dated On Reverse Side)




                                     (BACK)

               FORM OF PROXY FOR CLASS B COMMON STOCK SHAREHOLDERS


 [X}   Please mark your
       votes as in this
       example.


                            WITHHOLD
                       FOR  AUTHORITY
 Nominees:
  Bruce A. Shear       [  ]   [  ]
  Howard W. Phillips   [  ]   [  ]
  William F. Grieco    [  ]   [  ]

1. To elect Bruce A.
   Shear, Howard W. Phillips and
   William F. Grieco as the                                 FOR  AGAINST ABSTAIN
   Class B Directors of the Company,     2. To ratify the   [  ]   [  ]   [  ]
   each to hold the office until            selection by the Board of Directors
   the annual meeting next following        of BDO Seidman, LLP as the Company's
   his election:                            independent auditors for the 2001
                                            fiscal year.

For, all nominees except as noted below. 3. In  their  discretion, the Proxies are authorized to vote upon such
                                            other matters as may properly come
                                            before the meeting or any
                                            adjournment or postponement thereof.

                                            THIS PROXY, WHEN PROPERLY EXECUTED,
                                            WILL BE VOTED IN THE MANNER
                                            DIRECTED, OR IF NO DIRECTION IS
                                            MADE, FOR SUCH PROPOSALS, AND IN
                                            ACCORDANCE WITH THE DETERMINATION
                                            OF THE PROXY HOLDERS AS TO OTHER
                                            MATTERS.  THE  UNDERSIGNED
                                            STOCKHOLDER HEREBY ACKNOWLEDGES
                                            RECEIPT OF THE NOTICE OF ANNUAL
                                            MEETING AND PROXY STATEMENT.

                                            PLEASE MARK, SIGN, DATE AND RETURN
                                            THIS  PROXY CARD USING THE ENCLOSED
                                            ENVELOPE.


SIGNATURE                     DATE                                         DATE
                                              (SIGNATURE  IF HELD JOINTLY)
_______________________________________________________________________________

Note: Please sign exactly as name appears on this proxy. All joint owners should sign. When signing as attorney, executor, administrator, trustee, guardian or custodian for a minor, please give your full title as such. If a corporation, please sign full corporate name and indicate signer's office. If a partner sign in the partnership name.

                                    (FRONT)